UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 29, 2009
CEC ENTERTAINMENT, INC. (Exact Name of Registrant as Specified in Charter)
Kansas (State or other jurisdiction of incorporation)	0-13687 (Commission File Number)	48-0905805 (IRS Employer Identification No.)
4441 West Airport Freeway Irving, Texas (Address of Principal Executive Offices)		75062 (Zip Code)
(972) 258-8507 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2009, CEC Entertainment, Inc. (the “Company”) received notice from Gene F. Cramm, Jr., Executive Vice President, Games and Concept Evolution, of his intent to resign from the Company.  Mr. Cramm’s resignation will be effective August 3, 2009.

Effective immediately, J. Roger Cardinale, Executive Vice President, Development and Purchasing, will assume the duties of Mr. Cramm.  Mr. Cardinale has been with the Company since November 1986.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: July 6, 2009	By:	/s/ Christopher D. Morris
Christopher D. Morris
Executive Vice President
Chief Financial Officer

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